Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.44%
Application Software–6.84%
Adobe, Inc.(b)	37,274	$13,088,392
salesforce.com, inc.(b)	158,488	28,893,947
Splunk, Inc.(b)	108,837	16,898,033
Synopsys, Inc.(b)	85,059	12,547,053
		71,427,425
Consumer Electronics–1.77%
Sony Corp. (Japan)	262,900	18,478,801
Data Processing & Outsourced Services–9.66%
Fidelity National Information Services, Inc.	55,569	7,983,042
Fiserv, Inc.(b)	200,408	23,770,393
Mastercard, Inc., Class A	59,169	18,693,854
PayPal Holdings, Inc.(b)	159,476	18,162,722
Visa, Inc., Class A	161,715	32,176,434
		100,786,445
Health Care Equipment–5.80%
Abbott Laboratories	122,574	10,681,098
Boston Scientific Corp.(b)	430,903	18,041,909
DexCom, Inc.(b)	25,009	6,020,917
Intuitive Surgical, Inc.(b)	13,905	7,783,741
Teleflex, Inc.	48,591	18,052,042
		60,579,707
Interactive Home Entertainment–8.50%
Activision Blizzard, Inc.	423,166	24,746,748
Electronic Arts, Inc.(b)	119,470	12,893,202
Nintendo Co. Ltd. (Japan)	52,400	19,408,206
Sea Ltd., ADR (Taiwan)(b)	355,188	16,068,705
Take-Two Interactive Software, Inc.(b)	86,045	10,724,649
Ubisoft Entertainment S.A. (France)(b)	64,451	4,914,433
		88,755,943
Interactive Media & Services–11.96%
Alphabet, Inc., Class A(b)	40,059	57,395,734
Alphabet, Inc., Class C(b)	8,273	11,865,385
Facebook, Inc., Class A(b)	246,954	49,862,482
Match Group, Inc.(b)(c)	72,697	5,686,359
		124,809,960
Internet & Direct Marketing Retail–13.11%
Alibaba Group Holding Ltd., ADR (China)(b)	263,946	54,528,604
Amazon.com, Inc.(b)	40,968	82,293,241
		136,821,845
Life Sciences Tools & Services–5.59%
10X Genomics, Inc., Class A(b)	102,844	9,398,913
Illumina, Inc.(b)	98,637	28,611,635
IQVIA Holdings, Inc.(b)	59,213	9,192,818
Thermo Fisher Scientific, Inc.	35,623	11,156,767
		58,360,133
Shares		Value
Managed Health Care–0.23%
UnitedHealth Group, Inc.	8,790	$2,394,836
Movies & Entertainment–1.62%
Netflix, Inc.(b)	49,132	16,954,962
Semiconductor Equipment–4.38%
Applied Materials, Inc.	614,198	35,617,342
ASML Holding N.V., New York Shares (Netherlands)	35,784	10,043,137
		45,660,479
Semiconductors–11.70%
Broadcom, Inc.	125,537	38,308,871
NVIDIA Corp.	85,819	20,290,186
QUALCOMM, Inc.	183,709	15,672,215
Semtech Corp.(b)	515,710	24,852,065
Silicon Motion Technology Corp., ADR (Taiwan)	500,014	22,945,642
		122,068,979
Systems Software–9.92%
Microsoft Corp.	415,084	70,659,749
Palo Alto Networks, Inc.(b)	56,688	13,309,209
ServiceNow, Inc.(b)	57,867	19,572,355
		103,541,313
Technology Hardware, Storage & Peripherals–6.00%
Apple, Inc.	202,398	62,644,205
Trucking–0.36%
Lyft, Inc., Class A(b)	79,095	3,755,431
Total Common Stocks & Other Equity Interests (Cost $484,248,395)		1,017,040,464
Money Market Funds–2.62%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(d)	9,511,956	9,511,956
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(d)	6,982,118	6,984,911
Invesco Treasury Portfolio, Institutional Class, 1.47%(d)	10,870,808	10,870,808
Total Money Market Funds (Cost $27,367,516)		27,367,675
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $511,615,911)		1,044,408,139
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.51%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(d)(e)	3,975,632	3,975,632

See accompanying notes which are an integral part of this schedule.
Invesco Technology Fund

Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(d)(e)	1,324,812	$1,325,209
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,300,841)		5,300,841
TOTAL INVESTMENTS IN SECURITIES–100.57% (Cost $516,916,752)		1,049,708,980
OTHER ASSETS LESS LIABILITIES—(0.57)%		(5,920,207)
NET ASSETS–100.00%		$1,043,788,773
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at January 31, 2020.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Technology Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$974,239,024	$42,801,440	$—	$1,017,040,464
Money Market Funds	32,668,516	—	—	32,668,516
Total Investments	$1,006,907,540	$42,801,440	$—	$1,049,708,980
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Technology Fund